PFM MULTI-MANAGER SERIES TRUST

(the “Trust”)

Supplement dated January 24, 2020

to the Trust’s Prospectus and Statement of Additional Information

each dated January 28, 2019, as supplemented April 16, 2019

This supplement provides new and additional information to the prospectus and statement of additional information, each dated January 28, 2019, as supplemented April 16, 2019. You can find the prospectus and the statement of additional information, as well as other information about the PFM Multi-Manager International Equity Fund, online at www.pfm.com/multiassetfunds. You may also obtain this information at no charge by calling 1-833-PFM-MMST (1-833-736-6678).

On September 19, 2019, the Board of Trustees of the Trust approved a subadvisory agreement for the PFM Multi-Manager International Equity Fund (the “International Equity Fund”) with a new sub-adviser, Acadian Asset Management LLC (the “Agreement”), which the Agreement became effective as of November 25, 2019.

The following information is added to the list of sub-advisers for the PFM Multi-Manager International Equity Fund under the heading “Sub-Advisers” on page 18 of the prospectus:

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:

Acadian Asset Management LLC	Brendan O. Bradley, Ph.D., Executive Vice President is the Chief Investment Officer of Acadian.	2019
	Ryan D. Taliaferro, Ph.D., Senior Vice President is the Director of Equity Strategies at Acadian.	2019

The following information is added to the chart in the Management section under the heading “Sub-Advisers” on page 42 of the prospectus:

Fund	Sub-Adviser	Strategy	Sub-Adviser Since
PFM Multi-Manager International Equity Fund	Acadian Asset Management LLC 260 Franklin Street Boston, Ma 02129	International Developed Markets	2019

The following information is added to the Portfolio Managers section beginning on page 43 of the prospectus:

Acadian Asset Management LLC (“Acadian”)

Brendan O. Bradley and Ryan D. Taliaferro have been designated as the lead portfolio managers for Acadian’s sleeve of the PFM Multi-Manager International Equity Fund. Acadian’s entire core equity investment team participates in the sleeve’s management as all of Acadian’s core equity strategies are team-managed.

Brendan O. Bradley, Ph.D. — Executive Vice President, Chief Investment Officer. Brendan joined Acadian in 2004 and is the chief investment officer. Brendan has served as the firm’s director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian’s Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Committee. Prior to Acadian, Brendan was a vice president at Upstream Technologies, where he designed and implemented investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies. Brendan earned a Ph.D. in applied mathematics from Boston University and a B.A. in physics from Boston College.

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Ryan D. Taliaferro, Ph.D. — Senior Vice President, Director, Equity Strategies. Ryan joined Acadian in 2011 and currently serves as director of equity strategies. Previously, he was the lead portfolio manager for Acadian’s Managed Volatility strategies. Prior to joining Acadian, Ryan was a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Earlier, he was a consultant at the Boston Consulting Group. Ryan earned a Ph.D. in business economics (finance) from Harvard University and an M.B.A. in finance and economics from the University of Chicago. He also holds an A.M. in economics, and an A.M. and A.B. in physics from Harvard University.

The following information is added to the Investment Sub-Advisers section beginning on page 58 of the statement of additional information:

Fund	Sub-Advisers
PFM Multi-Manager International Equity Fund	Acadian Asset Management LLC

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

Acadian Asset Management LLC (“Acadian”), 260 Franklin Street, Boston, MA 02129, serves as a Sub-Adviser to a portion of the PFM Multi-Manager International Equity Fund. As of September 30, 2019, Acadian had approximately $95.7 billion in assets under management.

The following information is added to the Additional Portfolio Manager Information section beginning on page 61 of the statement of additional information:

Acadian Asset Management LLC (International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Brendan O. Bradley	17	$7,566	96	$26,271	203	$61,215
Ryan D. Taliaferro	17	$7,566	96	$26,271	203	$61,215

The following information is added to the Material Conflicts of Interest section beginning on page 64 of the statement of additional information:

Acadian ASSET MANGEMENT LLC

Sub-Adviser to the International Equity Fund

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the subject Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the subject Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the subject Fund the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the subject Fund, may track the same benchmarks or indexes as the subject Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the subject Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the subject Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the subject Fund.

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To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

The following information is added to the Portfolio Manager Compensation Structure and Methods section beginning on page 78 of the statement of additional information:

Acadian Asset Management, LLC (International Equity Fund): Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.  Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses.  Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance.  Since portfolio management in our equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

The following information is added to the Disclosure of Securities Ownership section beginning on page 83 of the statement of additional information:

Portfolio Manager	Name of Fund	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Brendan O. Bradley (Acadian)	PFM Multi-Manager International Equity Fund	None
Ryan D. Taliaferro (Acadian)	PFM Multi-Manager International Equity Fund	None

The following information is added to Appendix B:

ACADIAN ASSET MANAGEMENT LLC

Proxy Voting Policy

Policy

Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client.

Should a separate account client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client as part of the investment management agreement whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.

Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies. Acadian has adopted the ISS voting policies for use when contractually directed by the client to votes proxies on their behalf in accordance with our proxy voting policy. We review the ISS policies at least annually and believe that they are reasonably designed to ensure that we vote proxies in the best interest of clients and that our voting decisions are insulated from any potential material conflicts of interest.

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Should a client contractually direct Acadian to vote proxies on their behalf in accordance with Client specific voting policies and procedures, we will still utilize the services of ISS to cast the votes in accordance with the client’s instructions.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential material conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

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If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

Please keep this supplement with your prospectus and statement of additional information for future reference.

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